# Santander Holdings USA, Inc.

## 2Q11 Investor Update

September 2011

Sovereign

Santander

# Disclaimer

Banco Santander, S.A. ("Santander"), Santander Holdings USA, Inc. ("SHUSA"), Sovereign Bank ("Sovereign"), and Santander Consumer USA, Inc. ("SCUSA") caution that this presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to different materially from our expectations. These factors include, but are not limited to: (1) general market, macro-economic, governmental, and regulatory trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or credit worthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2010 and other filings and reports with the Securities and Exchange Commission of the United States of America (the "SEC"), could adversely affect our business and financial performance. Other unknown and unpredictable factors could cause actual results to differ materially from those in the forward-looking statements.

The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest or to provide management services. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment.

The information in this presentation is not intended to constitute "research" as that term is defined by applicable regulations. Nothing in this presentation constitutes investment, legal, accounting, or tax advice, or a representation that any investment or strategy is suitable or appropriate to your individual circumstances, or otherwise constitutes a personal recommendation to you. Recipients of this presentation should obtain advice based on their own individual circumstances from their own tax, financial, legal, and other advisers before making an investment decision, and only make such decisions on the basis of the investor's own objectives, experience, and resources.

In making this presentation available, Santander, SHUSA, Sovereign, and SCUSA give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Santander, SHUSA, Sovereign, or SCUSA, or in any other securities or investments whatsoever.

No offering of Securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption there from. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000.

In this presentation, we will sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information.

Note: Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by Santander, SHUSA, Sovereign, and SCUSA and are subject to change without notice. Santander, SHUSA, Sovereign, and SCUSA have no obligation to update, modify, or amend this presentation or to otherwise notify a recipient thereof in the event tat any information, opinion, or estimate set forth herein changes or subsequently becomes inaccurate. This presentation is provided for information purposes only.

# SHUSA Highlights

1 **Solid Profit Generation**

$424 million pre-tax income in 2Q11, a 176% YoY increase

2 **Continued Improvement in Credit Trends**

3.5% NPL/Loans and 97.2% reserve coverage; 25.9% Texas ratio*

3 **Solid Capital Ratios**

Tier 1 Common 8.4% for SHUSA; 100bps organic capital growth in 2011

4 **Strong Holding Company and Subsidiary Liquidity Position**

Core deposit growth at Bank; SHUSA and SCUSA demonstrated access to markets

5 **Debt Rating Improvement**

In April, Moody's raised SHUSA outlook to Stable and raised Sovereign Bank's Long-term/Short-term ratings from A3/P2 to A2/P1

* For Non-GAAP-to-GAAP reconciliation of Texas Ratio please see Appendix
Reserve coverage defined as ALLL/NPL

# SHUSA Profitability: 2Q11 Pre-Tax Income of $424MM

*Both operating entities continue to generate stable profits*

US $ Millions

## Net Interest Income


1,200
1,000
800
600
400
200
0
$810
$879
$952
$983
$950
2Q10
3Q10
4Q10
1Q11
2Q11
SHUSA
Bank
SCUSA

## Pre-Tax Pre-Provision Income *


1,000
900
800
700
600
500
400
300
200
100
0
$647
$763
$688
$802
$698
2Q10
3Q10
4Q10
1Q11
2Q11
SHUSA
Bank
SCUSA

## Pre-Tax Income


800
600
400
200
0
-200
-400
$210
$307
$366
$494
$424
2Q10
3Q10
4Q10
1Q11
2Q11
SHUSA
Bank
SCUSA

## Net Income


800
600
400
200
0
-200
-400
$144
$220
$602
$317
$279
2Q10
3Q10
4Q10
1Q11
2Q11
SHUSA

* For Non-GAAP-to-GAAP reconciliation of Pre-Tax Pre-Provision Income please see Appendix

# SHUSA Average Balance Sheet

*Continued increase in core deposits*

| (US $ millions) | 2Q11 | | 1Q11 | | Change | | 2Q10 | | Change | |
|---|---|---|---|---|---|---|---|---|---|---|
| | Average Balance | Yield/ Rate | Average Balance | Yield/ Rate | Average Balance | Yield/ Rate | Average Balance | Yield/ Rate | Average Balance | Yield/ Rate |
| Deposits and investments | $ 16,546 | 2.51% | $ 14,992 | 3.17% | $ 1,554 | -0.66% | $ 14,838 | 3.45% | $ 1,708 | -0.94% |
| Self Originated MBS portfolio | 753 | 3.80% | 709 | 3.91% | 44 | -0.11% | 624 | 4.33% | 129 | -0.53% |
| Loans (non-run off portfolio) | 63,296 | 7.33% | 63,372 | 7.38% | (76) | -0.05% | 53,011 | 7.30% | 10,285 | 0.03% |
| Loans (run off portfolio) | 2,866 | 6.09% | 3,274 | 6.04% | (408) | 0.05% | 4,751 | 5.94% | (1,885) | 0.15% |
| Allowance for loan losses | (2,230) | --- | (2,203) | --- | (27) | --- | (1,975) | --- | (255) | --- |
| Other assets | 11,412 | --- | 11,539 | --- | (127) | --- | 11,092 | --- | 320 | --- |
| **TOTAL ASSETS** | $ 92,643 | 5.68% | $ 91,683 | 5.87% | $ 960 | -0.19% | $ 82,341 | 5.70% | $ 10,302 | -0.02% |
| Core deposits | 32,291 | 0.35% | 30,786 | 0.35% | 1,505 | 0.00% | 29,828 | 0.34% | 2,463 | 0.01% |
| Term and govt deposits and cust repos | 12,277 | 1.08% | 11,775 | 1.01% | 502 | 0.07% | 10,959 | 0.94% | 1,318 | 0.14% |
| Wholesale deposits | 2,982 | 0.46% | 1,867 | 0.47% | 1,115 | -0.01% | 935 | 1.77% | 2,047 | -1.31% |
| Borrowed funds | 31,087 | 3.69% | 32,359 | 3.48% | (1,272) | 0.21% | 28,054 | 4.17% | 3,033 | -0.48% |
| Other liabilities | 2,242 | --- | 3,422 | --- | (1,180) | --- | 2,099 | --- | 143 | --- |
| Equity | 11,764 | --- | 11,474 | --- | 290 | --- | 10,466 | --- | 1,298 | --- |
| **TOTAL LIABILITIES & SE** | $ 92,643 | 1.52% | $ 91,683 | 1.49% | $ 960 | 0.03% | $ 82,341 | 1.69% | $ 10,302 | -0.17% |
| **NET INTEREST MARGIN** | | 4.74% | | 5.01% | | -0.27% | | 4.64% | | 0.10% |

**Quarterly Averages**

# SHUSA Balance Sheet

***Diversified loan portfolio funded mostly by deposits***

**$92.9B ASSETS**



Investments 15%
C&I 11%
Cash 4%
CRE 12%
Other Assets 5%
Residential 12%
Goodwill/ CDI 5%
Multi-family 8%
SCUSA Loans 16%
Home Equity 7%
Other Loans 3%
Auto 1%

**$81.1B LIABILITIES**
**$11.8B EQUITY**



Equity 13%
Other Liabilities 2%
SCUSA Borrowings 16%
Deposits 51%
Other Borrowings 8%
FHLB Borrowings 11%

# SHUSA Credit: Asset Quality Trend

*We are favorable to peers based on consistent reduction in NPLs, including $121 million in Sovereign Bank pool loan sales in 2Q11*


Non-Performing Loans
US $ Millions
$2,808
$2,806
$2,726
$2,331
$2,291
2Q10
3Q10
4Q10
1Q11
2Q11
Nonaccrual


Non-Performing Loans
4.8%
4.4%
4.2%
4.0%
3.6%
4.1%
3.9%
3.8%
3.5%
3.5%
2Q10
3Q10
4Q10
1Q11
2Q11
SHUSA
Peers

Peer Group includes BBT, FITB, HBAN, KEY, MTB, PNC, RBS Citizens, RF, STI, USB, VLY, WBS
Source: SNL Bank level data

# SHUSA Credit: Charge-Offs & Recoveries

*2Q11 increase in charge-offs partially due to sale of NPLs during 2Q11*

## Gross Charge-Offs & Recoveries


US $ Millions
$365
$369
$345
$330
$346
($78)
($58)
($74)
($84)
($82)
2Q10
3Q10
4Q10
1Q11
2Q11
Gross Charge-Offs
Gross Recoveries

## Net Charge-Offs (Annualized)


2.17%
2.13%
2.01%
1.48%
1.54%
2Q10
3Q10
4Q10
1Q11
2Q11

# SHUSA Credit: Loss Coverage Improvement

*Coverage ratios are improving*


Reserve Coverage (ALLL/NPL)
74.5%
77.4%
80.6%
94.7%
97.2%
72.8%
74.2%
79.8%
78.9%
78.1%
2Q10
3Q10
4Q10
1Q11
2Q11
SHUSA
Peers


ALLL/(NPL + 90DPD Accruing)
72.2%
76.7%
80.6%
94.7%
97.2%
63.0%
62.1%
61.0%
72.6%
72.0%
2Q10
3Q10
4Q10
1Q11
2Q11
SHUSA
Peers

Peer Group includes BBT, FITB, HBAN, KEY, MTB, PNC, RBS Citizens, RF, STI, USB, VLY, WBS
Source: SNL Bank level data

# SHUSA Credit: Loss Coverage Improvement

*Ample reserves and capital coverage*


Texas Ratio *
36%
37%
35%
36%
32%
36%
27%
34%
26%
32%
2Q10
3Q10
4Q10
1Q11
2Q11
SHUSA
Peers

**Peer Group includes BBT, FITB, HBAN, KEY, MTB, PNC, RBS Citizens, RF, STI, USB, VLY, WBS**
**Source: SNL bank-level data**

Sovereign

* Texas Ratio = (Nonperforming Assets + 90DPD) / (Tangible Common Equity + ALLL)
For Non-GAAP-to-GAAP reconciliation of the Texas Ratio, see Appendix.

Santander

# SHUSA Capital Ratios

*100 bps of organic T1 Common growth in 2011*


Tier 1 Common Risk-Based
7.6%
7.3%
7.4%
7.9%
8.4%
2Q10
3Q10
4Q10
1Q11
2Q11


Tier 1 Leverage
8.3%
7.9%
8.2%
7.7%
7.8%
2Q10
3Q10
4Q10
1Q11
2Q11


Tier 1 Risk-Based
9.7%
9.3%
9.3%
9.2%
9.4%
2Q10
3Q10
4Q10
1Q11
2Q11


Total Risk-Based
13.6%
12.9%
12.5%
11.9%
12.1%
2Q10
3Q10
4Q10
1Q11
2Q11

For Tier 1 Common Risk Based Capital calculation, see Appendix.

# Appendix

Sovereign

Santander

# SHUSA Non-GAAP to GAAP Reconciliations

| $ Millions | 2Q10 | 3Q10 | 4Q10 | 1Q11 | 2Q11 |
|---|---|---|---|---|---|
| **SHUSA Pre-Tax Pre-Provision Income** | | | | | |
| Pre-tax income, as reported | $ 210 | $ 307 | $ 366 | $ 494 | $ 424 |
| Add back: | | | | | |
| Provision for credit losses | 437 | 456 | 321 | 308 | 273 |
| Pre-Tax Pre-Provision Income | $ 647 | $ 763 | $ 687 | $ 802 | $ 697 |
| **SHUSA Texas Ratio** | | | | | |
| Total Equity | $ 10,529 | $ 10,748 | $ 11,261 | $ 11,558 | $ 11,841 |
| Less: | | | | | |
| Goodwill and CDI, net of Deferred Tax Liability | $ (4,065) | $ (4,049) | $ (4,033) | $ (4,017) | $ (4,010) |
| Preferred Stock | (195) | (195) | (195) | (195) | (195) |
| Tangible Common Equity | $ 6,269 | $ 6,504 | $ 7,033 | $ 7,346 | $ 7,636 |
| Nonperforming Assets | $ 2,969 | $ 3,038 | $ 2,949 | $ 2,543 | $ 2,550 |
| Allowance for loan losses | $ 2,043 | $ 2,171 | $ 2,197 | $ 2,207 | $ 2,227 |
| 90+ DPD accruing | $ 23 | $ 23 | $ - | $ - | $ - |
| Texas Ratio | 36.00% | 35.29% | 31.95% | 26.62% | 25.85% |

# SHUSA Tier 1 Common Risk Based Capital Reconciliation

| $ Millions | 2Q10 | 3Q10 | 4Q10 | 1Q11 | 2Q11 |
|---|---|---|---|---|---|
| **SHUSA Tier 1 Common Risk Based Capital** | | | | | |
| Tier 1 Core Capital | $ 6,433 | $ 6,671 | $ 6,907 | $ 6,680 | $ 6,780 |
| Less: | | | | | |
| Preferred Stock | $ (195) | $ (195) | $ (195) | $ (195) | $ (195) |
| Qualifying Noncontrolling (Minority) Interests | (147) | (147) | (148) | (148) | (148) |
| Qualifying Trust Preferred Securities | (1,136) | (1,138) | (1,128) | (603) | (407) |
| Tier 1 Common Capital | $ 4,955 | $ 5,191 | $ 5,436 | $ 5,734 | $ 6,030 |
| Risk-weighted Assets | $ 65,391 | $ 70,973 | $ 73,585 | $ 72,278 | $ 71,689 |
| Tier 1 Common Capital Ratio | 7.58% | 7.31% | 7.39% | 7.93% | 8.41% |

# SHUSA Credit Ratings (as of July 31, 2011)

| | SHUSA | | |
|---|---|---|---|
| | Moody's | S&P | Fitch |
| ***Santander Holdings USA, Inc*** | | | |
| Long-term (Senior Debt) | Baa1 | A | AA- |
| Subordinated Debt | Baa3 | A- | A+ |
| Short Term | P-2 | A-1 | F1+ |
| Outlook | Stable | Stable | Stable |

Sovereign

Santander